UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

Serve Robotics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42023	85-3844872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

730 Broadway Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 860-1352

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	SERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 29, 2026, Serve Robotics Inc. (the “Company”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Original 8-K”) to report the completion of its acquisition of Diligent Robotics, Inc. (“Diligent”) on January 27, 2026 pursuant to the Agreement and Plan of Merger, dated as of January 19, 2026, by and among the Company, Diligent, Delight Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company, and Andrea Thomaz, an individual, solely in her capacity as the representative of the Indemnifying Securityholders (the “Transaction”).

This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Original 8-K to include the financial statements of Diligent and pro forma financial information required by Item 9.01 of Form 8-K (this “Amendment No. 1”). Except as provided herein, this Amendment No. 1 does not otherwise amend, modify, or update the disclosures contained in the Original 8-K.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Diligent would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Diligent for the year ended December 31, 2025 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial statements of the Company as of December 31, 2025, giving effect to the Transaction, are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of dbbmckennon, independent auditor (with respect to Diligent).
99.1	Audited consolidated financial statements of Diligent Robotics, Inc. for the year ended December 31, 2025.
99.2	Unaudited pro forma condensed combined financial statements of Serve Robotics Inc. as of December 31, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVE ROBOTICS INC.

Dated: April 14, 2026	By:	/s/ Brian Read
Brian Read
Chief Financial Officer

2